                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant: /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/X/      Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/ /      Definitive Proxy Statement
/ /      Definitive Additional Materials
/ /      Soliciting Material Pursuant to Section 240.14a-11(c) or Section
         240.14a-12

                                  UBRANDIT.COM
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/      No fee required.
/ /      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

         1) Title of each class of securities to which transaction applies:

                  --------------------------------------------------------------

         2)       Aggregate number of securities to which transaction applies:

                  --------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                  --------------------------------------------------------------

         4)       Proposed maximum aggregate value of transaction:

                  --------------------------------------------------------------

         5)       Total fee paid:

                  --------------------------------------------------------------

/ /      Fee paid previously with preliminary materials.

/ /      Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.0

         1)       Amount Previously Paid:

                  --------------------------------------------------------------

         2)       Form, Schedule or Registration Statement No.:

                  --------------------------------------------------------------

         3)       Filing Party:

                  --------------------------------------------------------------

         4)       Date Filed:

                  --------------------------------------------------------------

                                  UBRANDIT.COM
                       6405 Mira Mesa Boulevard, Suite 100
                                 San Diego 92121
                                 (858) 350-9566




To Our Stockholders:

You are cordially invited to attend the year 2000 Annual Meeting of Stockholders of Ubrandit.com, Inc., to be held on Tuesday, September 26, 2000 at 9:00 AM, Pacific Daylight Time, at the Holiday Inn located at 890 Palomar Airport Road, Carlsbad, California. A notice of the meeting, proxy statement, and form of proxy are enclosed with this letter.

At the meeting, we will report on the progress of the Company, comment on matters of interest, and respond to your questions.

Stockholders can vote their shares by proxy (by marking their votes on the proxy/voting instructions card) or by attending the meeting in person.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. EVEN IF YOU PLAN TO ATTEND THE MEETING, WE HOPE THAT YOU WILL READ THE ENCLOSED PROXY STATEMENT AND THE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD AND THEN VOTE BY COMPLETING, SIGNING, DATING, AND MAILING THE PROXY CARD IN THE ENCLOSED, POSTAGE PRE-PAID ENVELOPE. You may vote your shares in person by attending the Annual Meeting thereby canceling any proxy previously given. If your shares are not registered in your name and you would like to attend the meeting, please ask the broker, trust, bank, or other nominee that holds the shares to provide you with evidence of your share ownership.

We appreciate your interest in Ubrandit.com.



SUMMARY OF FIRST HALF 2000:

The first half of calendar year 2000 has been very exciting for Ubrandit.com from both a business and corporate development standpoint, and we are pleased to provide an update on our progress. Two of our primary goals going into 2000 were to list our common stock on a national stock exchange and to complete a strategic corporate acquisition to compliment our branding platforms. Ubrandit.com is pleased to report that both of these important objectives have been attained.

On March 21, 2000, Ubrandit.com made the important move from the OTC Bulletin Board to the American Stock Exchange (AMEX) where trading commenced under our new symbol, UBI. The AMEX listing brings increased credibility to the Ubrandit.com business model while simultaneously making our common shares more readily available to a broader investing audience.

In the past fiscal quarter Ubrandit.com acquired ClickSmart.com, an Internet content and services company. ClickSmart.com specializes in special interest video and book eCommerce, direct response print marketing, database management, and order processing/fulfillment services to hundreds of leading magazine publishers and content Web sites. The synergistic combination of the two companies presents many opportunities for continued revenue growth and cash flow as well as enhanced product offerings and online traffic integration and expansion.

In April, Ubrandit.com formed the wholly owned subsidiary Ubrandit ISP marking Ubrandit.com's entry into the ISP (Internet Service Provider) business sector. Operating out of our new offices in Salt Lake City, Utah, Ubrandit ISP provides "private labeled" entry into the ISP sector for businesses and affinity groups of virtually any size and scope. For a one-time base setup fee of $12,500, a Ubrandit ISP client is able to operate as a complete Internet access provider via its own unique brand and identity. In addition to the setup fee, Ubrandit.com earns revenue on the monthly Internet access services provided to the client for resale to end consumers. The ISP program is exclusively private labeled to each individual client and delivered "turnkey" and "ready for marketing" enabling the client to offer a premier Internet access service to customers in more than 2,800 US and Canadian cities.

On July 10, Ubrandit.com signed an agreement with Citadel Communications Corp. (Nasdaq: CITC), under which the Web properties of 183 Citadel radio stations will utilize Ubrandit.com's eCommerce platform, JungleJeff.com. Citadel's growing network of 183 radio stations makes them one of the premier media groups in North America. Under the agreement, all of Citadel's 183 radio station Web properties will be integrated with a transparently branded version of Ubrandit.com's million-plus title music, book, video, and DVD eStore. Ubrandit.com will earn revenue on all sales generated by Citadel's branded eStores.

Looking ahead, Ubrandit.com will focus on increasing revenues and attaining a positive earnings structure as quickly as possible. With our core products and services now available to businesses, Ubrandit.com will continue to seek strategic acquisitions, joint ventures, and marketing agreements to extend our branding platforms and increase market share. Ubrandit.com is continuing with its acquisition pursuit of companies that, like ClickSmart.com, complement our branding model and have solid revenue bases and excellent growth potential.

Once again, we would like to request that you vote by completing and returning the enclosed proxy card. We believe it is essential that the Company continue its course of strategic acquisitions and joint ventures aimed at increasing revenues and attaining profitability. By voting for management's proposal to amend the Ubrandit.com Stock Option Plan, we will be better positioned to pursue strategic acquisitions and provide incentives to retain and motivate the quality personnel of our future partners.

Sincerely,



Jeffery Phillips
President and CEO


UBRANDIT.COM (AMEX: UBI)
Tel:              858.350.9566
Fax:              858.350.0132
Email:            ir@ubrandit.com
Address:          6405 Mira Mesa Boulevard, Suite 100, San Diego, CA  92121

                                  UBRANDIT.COM

                                 --------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                 --------------


To the Stockholders of Ubrandit.com:

         The Annual Meeting of Stockholders of Ubrandit.com, a Nevada corporation (the "Company"), will be held at the Holiday Inn at 890 Palomar Airport Road, Carlsbad, California, on Tuesday, September 26, 2000, at 9:00 A.M., Pacific Daylight Time, for the following purposes:

                  (1) to elect six (6) directors to serve until the next Annual Meeting of Stockholders and thereafter until their successors are elected and qualified;

                  (2) to consider and vote on a proposal to amend the Company's 1999 Stock Option and Incentive Plan, as amended (the "Plan"), to increase the number of shares of the Company's common stock, par value $.001 per share (the "Common Stock"), reserved for issuance under the Plan from 2,500,000 shares to 4,750,000 shares;

                  (3) to ratify the appointment of BDO Seidman, LLP, as the Company's independent auditors; and

                  (4) to transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

         Stockholders of record at the close of business on August 18, 2000, are entitled to notice of and to vote at the Annual Meeting and at any postponement or adjournment of the Annual Meeting. A complete list of stockholders entitled to vote will be available at the Company's office at 6405 Mira Mesa Boulevard, Suite 100, San Diego, CA 92121, for ten days before the Annual Meeting.

         YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. EVEN IF YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE. THIS WILL NOT LIMIT YOUR RIGHT TO ATTEND OR VOTE AT THE MEETING.

                                          By Order of the Board of Directors



                                          Jeffery Phillips,
                                          President

_____________, 2000

                                  UBRANDIT.COM
                       6405 Mira Mesa Boulevard, Suite 100
                                 San Diego 92121
                                 (858) 350-9566
                              --------------------

                                 PROXY STATEMENT

                              --------------------

                         ANNUAL MEETING OF STOCKHOLDERS


         This proxy statement ("Proxy Statement") is furnished in connection with the solicitation by the Board of Directors of Ubrandit.com, a Nevada corporation (the "Company"), of proxies (in the accompanying form) for use at the Annual Meeting of Stockholders of the Company to be held at Holiday Inn at 890 Palomar Airport Road, Carlsbad, California, on Tuesday, September 26, 2000, at 9:00 A.M., Pacific Daylight Time, and any postponement or adjournment thereof (the "Annual Meeting"). This Proxy Statement and the accompanying form of proxy are being mailed to stockholders on or about August 22, 2000.

                                  VOTING RIGHTS

         RECORD DATE; OUTSTANDING SHARES. Stockholders of record of the Company at the close of business on August 18, 2000 (the "Record Date"), are entitled to receive notice of and to vote at the Annual Meeting. At the Record Date, __________________ shares of the Company's Common Stock were outstanding. Each share of Common Stock is entitled to one vote for as many separate nominees as the number of directors to be elected and for or against all other matters presented.

         QUORUM; VOTE REQUIRED. No action may be taken at the Annual Meeting unless a quorum is present. The presence in person or by proxy of the holders of a majority of the Company's outstanding shares constitutes a quorum for the transaction of business at the Annual Meeting. Each holder of Common Stock is entitled to one vote for each share held at the Record Date.

         Directors are elected by a plurality vote. The six nominees for director who receive the most votes cast in their favor will be elected to serve as directors of the Company. Votes withheld with respect to director nominees have no legal effect. Each of the other proposals submitted for stockholder approval at the Annual Meeting will require the affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote on such proposal. We will treat abstentions with respect to any such other proposal as shares present or represented and entitled to vote on that proposal and, therefore, abstentions will have the same effect as votes against the proposal on such matters. If a broker that is the record holder of shares indicates on a proxy that it does not have discretionary authority to vote on a particular proposal as to such shares, or if the shares are not voted in other circumstances in which proxy authority is defective or has been withheld with respect to a particular proposal, these non-voted shares will be counted for the purposes of quorum but will not be deemed to be present or represented for the purposes of determining whether stockholder approval of that proposal has been obtained.

                                     PROXIES

         SOLICITATION OF PROXIES; EXPENSES. The Company will bear the costs of printing and mailing proxy materials, and soliciting proxies from its stockholders in the enclosed form. The directors, officers and employees of the Company may solicit proxies by mail, telephone, letter, facsimile, electronically or in person. Following the original mailing of the proxies and other soliciting materials, the Company will request that brokers, custodians, nominees and other record holders forward copies of the proxy and other soliciting materials to persons for whom they hold shares of Common Stock and request authority for the exercise of proxies. In such cases, the Company will reimburse such record holders for their reasonable expenses.

         VOTING OF PROXIES; REVOCATION OF PROXIES. Shares represented by proxies received in response to this solicitation and not revoked properly will be voted at the Annual Meeting in accordance with the instructions in such proxies. A stockholder who gives a proxy may revoke it later at any time before it is exercised by filing with the

Secretary of the Company a written revocation or a properly executed proxy bearing a later date or by voting in person at the Annual Meeting. On the matters coming before the Annual Meeting for which a choice has been specified by a stockholder by means of the ballot on the proxy, the shares will be voted accordingly. If no choice is specified, the shares will be voted "FOR" the election of the six nominees for director listed in this Proxy Statement and "FOR" approval of the proposals referred to in Items 2 and 3 in the Notice of Annual Meeting and described in this Proxy Statement.

                                    IMPORTANT

         PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED POSTAGE-PREPAID RETURN ENVELOPE SO THAT, WHETHER YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING OR NOT, YOUR SHARES CAN BE VOTED. THIS WILL NOT LIMIT YOUR RIGHTS TO ATTEND OR VOTE AT THE ANNUAL MEETING.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information as to the beneficial ownership of the capital stock of the Company at July 31, 2000, by: (i) each person known to the Company to beneficially own more than five percent (5%) of the capital stock of the Company; (ii) each of the Company's directors (including the director nominees identified below); (iii) each of the Company's executive officers named under "Executive Compensation -- Summary Compensation Table"; and (iv) all executive officers and directors as a group.


                                                            NUMBER OF SHARES
                                                              BENEFICIALLY            APPROXIMATE
                        NAME (1)                               OWNED (2)           PERCENTAGE OWNED
Jeffery Phillips (3).................................          2,006,880                    16.0%
Roger C. Royce (4)...................................            266,667                     2.2%
David Pollei (5).....................................             37,500                        *
Gregory V. Gibson (6)................................            125,000                     1.0%
Steven K. Radowicz (7)...............................             25,000                        *
James W. Truher (8)..................................              7,500                        *
All Named Executive Officers and Directors as a group          2,468,547                    19.1%
(6 individuals)


----------------

*        Less than one percent (1%)

(1) Unless otherwise noted, the Company believes that all shares are beneficially owned and that all persons named in the table have sole voting and investment power with respect to all shares owned by them.

(2) Beneficial ownership is determined in accordance with the applicable rules under the Exchange Act. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options held by that person that are currently exercisable, or become exercisable within 60 days from the date hereof, are deemed outstanding. However, such shares are not deemed outstanding for purposes of computing the percentage ownership of any other person. Percentage ownership is based on 12,167,333 shares of Common Stock outstanding at July 31, 2000.

(3) Includes 400,000 shares issuable upon exercise of stock options exercisable at an exercise price of $.50 per share.

(4) Includes 75,000 shares issuable upon exercise of options exercisable at an exercise price of $1.50 per share, and 116,667 shares issuable upon exercise of options exercisable at an exercise price of 3.35 per share.

(5) Includes 7,500 shares issuable upon exercise of options exercisable at an exercise price of $4.69 per share and 30,000 shares issuable upon exercise of options exercisable at an exercise price of $4.00 per share.

(6) Includes 125,000 shares issuable upon the exercise of options exercisable at an exercise price of $.50 per share.

(7) Includes 25,000 shares issuable upon the exercise of options exercisable at a price of $1.50 per share.

(8) Includes 7,500 shares issuable upon the exercise of options exercisable at an exercise price of $4.69 per share.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table summarizes all compensation paid to those persons who were at the end of the last completed fiscal year the Company's Chief Executive Officer and other most highly compensated executive officers for services rendered in all capacities to the Company for the fiscal year ended September 30, 1999.

                           SUMMARY COMPENSATION TABLE


                                                       Compensation
                                  ------------------------------------------------------------------

                                                                           Restricted    Securities
                                                              Other          Stock       Underlying
   Name and Principal                                         Annual       Awards ($)      Option/       LTIP      All Other
   ------------------                 Annual                  Compen-      ----------      -------     Pay-outs    Compen-
      Position (1)          Year     Salary($)   Bonus ($)   sation ($)                    SARS (#)      ($)       sation ($)
      --------              ----     --------    --------                                  -------                 ----------
Jeffery Phillips,          '99 (3)    96,000        -0-          -0-          -0-        400,000 (4)      -0-        -0-
CEO (2)

Roger C. Royce,            '99 (3)    120,000       -0-          -0-          -0-        425,000 (5)      -0-        -0-
Chief Operating Officer

Gregory V. Gibson,         '99 (3)     96,000 (6)   -0-          -0-          -0-        125,000 (7)      -0-        -0-
Vice President, Legal


----------------

(1) All other compensation in the form of perquisites and other personal benefits has been omitted because the aggregate amount of such perquisites and other personal benefits constituted the lesser of $50,000 or 10% of the total annual salary and bonus of the named executive for such year.

(2) Mr. Phillips was the President and CEO of Global Investors Guide before its acquisition by the Company.

(3) Compensation determined on an annualized basis for the twelve months following the acquisition of Global Investors Guide in March 1999.

(4) Includes shares of Common Stock underlying options that are exercisable at $.50 per share. See "Certain Relationships and Related Transactions."

(5) Includes 75,000 shares of Common Stock underlying options that are exercisable at $.50 per share, and 350,000 shares of Common Stock underlying options exercisable at $3.35 per share. See "Certain Relationships and Related Transactions."

(6)      Represents amounts paid as legal fees to Mr. Gibson's law firm.

(7) Includes 125,000 shares of Common Stock underlying options that are exercisable at $.50 per share. See "Certain Relationships and Related Transactions."


         The Company has no retirement, pension, profit sharing or medical reimbursement plans exclusively covering its officers and directors, and does not contemplate implementing any such plans at this time.

         Directors of the Company who are also employees do not receive cash compensation for their services as directors or members of committees of the Board of Directors, but are reimbursed for their reasonable expenses in connection with attending meetings of the Board of Directors or management committees. Non-employee directors are expected to be paid a fee per Board meeting attended, and reimbursement for expenses.

         The following tables set forth certain information at September 30, 1999, and for the fiscal year then ended with respect to stock options granted to and exercised by the individuals named in the Summary Compensation Table above.

                                            OPTION GRANTS IN FISCAL YEAR 1999

                                                                                          POTENTIAL REALIZABLE VALUE AT ASSUMED
                                                                                              ANNUAL RATES OF STOCK PRICE
                                                  INDIVIDUAL GRANTS                        APPRECIATION FOR OPTION TERMS(3)
                          ------------------------------------------------------------  -----------------------------------------
                             NUMBER OF          %OF
                             SECURITIES    TOTAL OPTIONS
                             UNDERLYING      GRANTED TO      EXERCISE
                              OPTIONS       EMPLOYEES IN       PRICE       EXPIRATION
NAME                         GRANTED(#)     FISCAL YEAR      ($/SH)(1)       DATE(2)          5%($)           10%($)
----                      ---------------  ---------------  ------------  ------------  ----------------  -----------------------

Jeffery Phillips               400,000         25.5%           $0.50        01/25/04          $55,256         $122,102

Roger C. Royce                  75,000          4.6%            1.50        03/05/04           31,082           68,682
                               350,000         21.5%            3.35        03/26/04          323,940          715,823


Gregory V. Gibson              125,000          7.7%            0.50        01/25/04           17,268           38,157


------------

(1) The exercise price on the date of grant was equal to 100% of the fair market value on the date of grant.

(2) The options have a term of five years commencing from the date on which they were granted, subject to earlier termination in certain events related to termination of employment.

(3) The 5% and 10% assumed rates of appreciation are suggested by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of the future Common Stock price. There can be no assurance that any of the values reflected in the table will be achieved.

                 AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
                         AND 1999 YEAR END OPTION VALUES


                                                                    NUMBER OF SECURITIES
                                                                   UNDERLYING UNEXERCISED     VALUE OF UNEXERCISED
                                                                         OPTIONS AT         IN-THE-MONEY OPTIONS AT
                                                                    SEPTEMBER 30, 1999(#)   DECEMBER 31, 1999($)(2)
                                                                   -----------------------  -------------------------
                              SHARES ACQUIRED         VALUE             EXERCISABLE/              EXERCISABLE/
NAME                          ON EXERCISE (#)    REALIZED ($)(1)        UNEXERCISABLE            UNEXERCISABLE
----                        ------------------  -----------------  -----------------------  -------------------------
Jeffery Phillips                    --             $     --               400,000/0               $1,850,000/0

Roger C. Royce                      --                   --            191,667/233,333          $694,798/414,166

Gregory V. Gibson                   --                   --               125,000/0                $578,125/0


------------

(1) Calculated on the basis of the fair market value of the underlying securities at the exercise date minus the exercise price.

(2) Calculated on the basis of the fair market value of the underlying securities at September 30, 1999 ($5.125 per share) minus the exercise price.

                                PERFORMANCE GRAPH

         The following graph illustrates a comparison of the cumulative total stockholder return (change in stock price plus reinvested dividends) of the Company's Common Stock with that of the NASDAQ Market Index and the Media General Industry Group Index (852) consisting of Internet software and services, assuming an investment of $100 in each on January 22, 1999. The Company's Common Stock was traded on NASDAQ's Electronic Bulletin Board from January 1999 to March 2000, after which the Common Stock commenced trading on the American Stock Exchange under the new trading symbol "UBI." The comparisons in the graph are required by the Securities and Exchange Commission and are not intended to forecast or be indicative of possible future performance of the Company's Common Stock.

                                   [GRAPHIC]

                                01/22/99     03/31/99     06/30/99     09/30/99         12/31/99     03/31/00       06/30/00
Ubrandit.com                 $   100.00    $   668.60    $   862.40   $   1,412.40     $   975.00   $   1,050.00   $   875.00
MG Group Index               $   100.00    $   126.97    $   127.86   $     123.74     $   225.06   $     220.07   $   138.02
NASDAQ Market Index          $   100.00    $    98.18    $   106.83   $     108.57     $   160.35   $     182.45   $   156.92


              CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

         In connection with the acquisition of Global Investors Guide in March 1999, all of the shares of Global Investors Guide were purchased from officers and a director of that company in exchange for restricted shares of the Company's Common Stock (the "exchange shares") on a PRO RATA basis. Mr. Phillips, President and director of that company, received 1,606,880 exchange shares, and Messrs. Fagan, Cullivan, Childers, and Arterburn, all executive officers of that company, received 54,780 shares each for an aggregate of 1,826,000 exchange shares. The Company received computer equipment, services and cash in exchange for a $100,000 amount due to a company 100% owned by Mr. Phillips, an executive officer and director of Ubrandit.com. The aggregate $100,000 amount due resulted from $50,000 advanced to the Company, office space provided the Company at $1,000 a month for 12 months, receptionist, secretarial, and clerical support services provided to the Company at $2,000 per month for 12 months, and the sale of following office equipment: copier, postage machine, shredder, address labeler, computer printer, two fax machines, and three computers. Such office equipment was sold to the Company for $14,000, which was purchased by Mr. Phillip's company within the preceding eighteen months for approximately $23,000. The entire amount due was converted to 200,000 shares of the Company's Common Stock, which were issued to such company. Mr. Phillips subsequently sold all of his interest in such company, which is now owned by an unrelated party.

         Mr. Gibson an executive officer and director, provides legal services to the Company through his law firm Gibson, Haglund and Paulsen. At September 30, 1999, Mr. Gibson's law firm had received $66,000 for legal services rendered.

         Before his appointment as officer of the Company, Mr. Pollei provided services to the Company as a consultant. During the last fiscal year and through the month of April 2000, Mr. Pollei received consulting fees of $44,500. Beginning in May 2000, Mr. Pollei was retained as a full-time employee and receives a monthly salary of $6,750.

         During the fiscal year ended September 30, 1999, Mr. Phillips received options to purchase 400,000 shares of Common Stock. See "Executive Compensation
- Summary Compensation Table." In March 2000, Mr. Phillips received options to purchase 200,000 additional shares of Common Stock. The options granted to Mr. Phillips during the current fiscal year vest on March 11, 2001, and are exercisable at an exercise price of $3.75 per share.

         During the fiscal year ended September 30, 1999, Mr. Royce received options to purchase 425,000 shares of Common Stock. See "Executive Compensation
- Summary Compensation Table." In March 2000, Mr. Royce received options to purchase 150,000 additional shares of Common Stock. The options granted to Mr. Royce during the current fiscal year vest on March 11, 2001, and are exercisable at an exercise price of $3.75 per share.

         During the fiscal year ended September 30, 1999, Mr. Gibson received options to purchase 125,000 shares of Common Stock. See "Executive Compensation
- Summary Compensation Table." In March, Mr. Gibson received options to purchase 75,000 additional shares of Common Stock. These second set of options granted to Mr. Gibson during the current fiscal year are exercisable at an exercise price of $3.75 per share.

         On August 5, 1999, Mr. Pollei received options to purchase 7,500 shares of Common Stock at an exercise price of $4.69 per share, which were exercisable immediately at the date of grant. On October 19, 1999, Mr. Pollei received a second set of options to purchase 50,000 shares of Common Stock at an exercise price of $4.00 per share, of which options to purchase 30,000 shares are exercisable currently. Options to purchase the remaining 20,000 shares vest on October 19, 2000. In March 2000, Mr. Pollei received options to purchase 200,000 additional shares of Common Stock at an exercise price of $3.75 per share. The options granted to Mr. Pollei during the current fiscal year vest on March 11, 2001.

         On August 5, 1999, the Company granted to Mr. Pollei, one of the Company's directors and a director nominee, options to purchase 7,500 shares of Common Stock, which are exercisable immediately at an exercise price of $4.69 per share. On October 19, 1999, Mr. Pollei received additional options to purchase 50,000 shares of Common Stock at an exercise price of $4.00 per share, of which options to purchase 30,000 shares are exercisable immediately. The remaining portion will vest in October of this calendar year. During the current fiscal year, Mr. Pollei received options to purchase 100,000 additional shares of the Company's Common Stock at an exercise price of $3.75 per share, none of which are exercisable at the date of this Proxy Statement. The third set of options granted to Mr. Pollei will vest one year from the date on which they were granted on March 11, 2000.

         On August 5, 1999, the Company granted to Mr. Truher, one of the Company's directors and a director nominee, options to purchase 7,500 shares of Common Stock at an exercise price of $4.69 per share. These options are exercisable immediately at an exercise price of $4.69 per share. In February 2000, the Company granted to Mr. Truher options to purchase 40,000 additional shares of Common Stock. These second set of options granted to Mr. Truher vest on March 11, 2001, and are exercisable at $3.75 per share.

         On March 5, 1999, the Company granted to Mr. Radowicz options to purchase 25,000 shares of Common Stock, which are exercisable immediately at $.50 per share. On March 11, 2000, Mr. Radowicz received options to purchase 25,000 additional shares of Common Stock. These second set of options granted to Mr. Radowicz vest on March 11, 2001, and are exercisable at an exercise price of $3.75 per share.

         In connection with the employment of Mr. Joseph Larkin in June 2000, we granted to Mr. Larkin options to purchase 50,000 shares of Common Stock at an exercise price of $3.75 per share.

         All options granted to directors and officers through the date of this Proxy Statement are exercisable for a period of five years after the date on which they vest.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS


         Six (6) directors will be elected at the Annual Meeting. All of the nominees are presently directors of the Company.

         The election of directors will be determined by the six (6) nominees receiving the greatest number of votes from shares eligible to vote. Unless a stockholder signing a proxy withholds authority to vote for one or more of the Board's nominees in the manner described in the proxy, each proxy received will be voted in favor of the Board's nominees. Although it is not contemplated that any nominee will decline or be unable to serve as a director, if any director declines or is unable to serve as a director, the proxies will be votes by the proxy holders as directed by the Board of Directors.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF THE SIX NOMINEES AS DIRECTORS OF THE COMPANY.

         The following table lists the nominees for the Board of Directors and their ages. Biographical information regarding each nominee is provided below. Our directors and their ages at the date of this proxy statement are as follows:


NAME                                          AGE                POSITION

Jeffery Phillips                              32                 President, Chief Executive Officer, Director
Roger C. Royce                                60                 Chairman of the Board, Chief Operating Officer
David C. Pollei                               57                 Vice President Marketing, Director
Gregory V. Gibson                             50                 Vice President, Legal, Secretary, Director
Steven K. Radowicz                            32                 Director
James W. Truher                               65                 Director


         Following is biographical information regarding the Company's directors and nominees:

JEFFERY PHILLIPS

From 1997 to March 1999, Mr. Phillips was the President of Global Investors Guide of San Diego, CA. Global Investors Guide maintains a financial research site and performs contract programming for companies in the financial and e-commerce markets. As President, Mr. Phillips was in charge of budgeting, project planning and management, and development of specialty tools as per the clients' needs. He was also responsible for exploring and implementing the newest technology into Global Investors Guide's Web sites pertaining to the financial Internet market. During the past five years Mr. Phillips also was a marketing consultant to public relations firms and the owner of LPC Communications, an advertising agency, and Market Publishing, Inc., a fulfillment and order processing company. Before joining Global Investors Guide, Mr. Phillips was President of Arboc Marketing, an independent marketing company located in Santa Barbara, CA. As President, Mr. Phillips was responsible for designing and implementing marketing budgets for over one hundred small- and medium-sized businesses, including health organizations, banks, retail outlets and manufacturing enterprises. The company also handled political campaigns in the state of California in the capacity of campaign management, marketing, and public relations. Mr. Phillips received his Bachelor of Arts in Economics from the University of California, Santa Barbara.

ROGER C. ROYCE

Mr. Royce joined the Company in March 1999 as its Chief Operating Officer and as a member of the Board of Directors. Mr. Royce is currently a member of the Audit Committee. Mr. Royce brings over 30 years of corporate experience in managing rapid growth enterprises in conglomerate environments both in the private and public sector. Before his association with the Company, Mr. Royce was Chairman and CEO of Fortune Financial Systems,

Inc., a diversified education and training company. Before joining Fortune Financial, he was President and CEO of Academic Excellence Institute, Inc., an accelerated learning and distribution company. Also from March 1993 until the present Mr. Royce has served as Chairman and CEO of Westban Financial, Inc., a financial and management consulting company. His other experiences include:
President and CEO of Motel 6, Inc., a 400 property lodging chain with revenues of $275 million and assets in excess of $900 million employing over 7,000 employees; President of Fotomat Labs, Inc., and Corporate Sr. Vice President and Managing Operations Director for Fotomat Corporation, a national conglomerate holding company with a retail chain of 3,850 photographic processing/camera stores generating sales in excess of $265 million and 12 nationwide processing plant and manufacturing facilities having wholesale billing of $120 million and employing over 13,000 employees; and President of Woodfin Suites Hotels, Inc., a national hotel management and franchise company that was the founding franchisee for the Marriott Residence Inns chain. During his business career he also served as a consultant for companies involved in Internet delivery systems. Mr. Royce holds a BA and MBA from California Western University and has completed additional postgraduate studies at UCLA and Harvard.

DAVID C. POLLEI

Mr. Pollei began his association with the Company in August 1999 as a marketing consultant and joined the Company as Vice President Marketing and a member of the Board of Directors in October 1999. Before joining the Company Mr. Pollei was an independent media consultant with various media and internet company clients. Mr. Pollei has had over 30 years of high-tech, investment, communications, and marketing experience. He was a Vice President at ABC Radio where he pioneered the first satellite-delivered radio network. Mr. Pollei also served in a presidential capacity for a number of companies, including SISNA (an Internet Service Provider), the California Political News Syndicate, and WaveShift, a new media company providing interactive media and software. Mr. Pollei's analyses as an industry expert and consultant has been featured in the WALL STREET JOURNAL, BARRON'S, BILLBOARD, GANNETT, ELECTRONIC MEDIA. Mr. Pollei received a double bachelor of arts degree in International Relations and French from Brigham Young University and serves on the board of directors of a number of civic and non-profit organizations.

GREGORY V. GIBSON

Mr. Gibson, Vice President Legal and Secretary has been an attorney specializing in securities and securities broker dealerships for over 15 years. Presently, Mr. Gibson is member of the law firm Gibson, Haglund and Paulsen and Vice President Legal for Pennaco Energy, Inc. a Denver based public Oil and Gas Company. Before his present affiliations Mr. Gibson was corporate counsel for three years to Global Resource Investment Limited, a southern California based broker dealer specializing in resource and foreign publicly traded securities. Before working at Global Mr. Gibson practiced securities and international law with the law firms of Gibson and Haglund and Gibson, Ogden and Johnson. Mr. Gibson attended Claremont Men's College and Brigham Young University for undergraduate studies and received his juris doctorate degree from Pepperdine University School of Law.

STEVEN K. RADOWICZ

Mr. Radowicz, an independent director of the Company and a member of the Audit Committee, is the managing partner and owner of Apquip Company LLC. Located in Monterey, California, Apquip manufactures equipment for the wood products industry and services a worldwide clientele. Mr. Radowicz has held numerous positions with the Company over the past nine years and has served as the Chief Executive Officer for the past two years. Apquip has distribution and sales throughout five continents with many of the largest wood producing companies in the industry. While at Apquip, Mr. Radowicz has been responsible for establishing a network of dealers and representation for the company worldwide. Mr. Radowicz received a Bachelor of Arts degree in business economics from the University of California at Santa Barbara in 1990.

JAMES W. TRUHER

Mr. Truher joined the Company in February of 2000 as an independent member of the Board of Directors and a member of the Audit Committee. Mr. Truher brings to the Board of Directors 26 years of technical and executive experience. For the last five years Mr. Truher has been an independent telecommunication consultant and currently is a member of the Board of Directors of Superwire.com and Meridian Holdings, Inc. Mr. Truher has senior management experience in the cable and telephone networks with such companies and associations as Selec Tel (founder), Polaris Intercom, the Bell System (at AT&T), Pacific Telephone, and the Society of Television Engineers (past President). Mr. Truher graduated from Stanford University with a degree in engineering.

DIRECTORS' TERMS

         Members of the Board of Directors currently hold office and serve until our next annual meeting of stockholders, or until their respective successors have been elected. The Board of Directors is comprised of six directors.

COMMITTEES

         The Audit Committee was formed on March 8, 2000, after the end of the Company's last completed fiscal year. As a result, the Audit Committee neither reviewed nor discussed with management or with the Company's auditors the audited financial statements included in the Company's last filed Annual Report. The written charter for the Audit Committee is attached to this proxy statement.

         The Audit Committee consists of Messrs. Royce, Radowicz and Truher. Although Mr. Royce is not an independent member of the Audit Committee by virtue of his capacity as an executive officer of the Company (as independence is defined under the listing standards adopted by the American Stock Exchange), the Board of Directors determined that his extensive management experience and insight would enhance the composition of the Audit Committee.

         The Audit Committee reviews the financial statements and independent auditors' report, including recommendations for the independent auditors regarding internal controls and other matters. The Audit Committee has met one time since its formation on March 8, 2000. The Company does not currently have a standing nominating or compensation committee.

BOARD OF DIRECTORS MEETINGS

         During fiscal 1999, the Board of Directors held eight meetings and took action by written consent on nine occasions. During the fiscal year each director attended every director meeting held subsequent to his respective election as a director.

DIRECTORS COMPENSATION

         Directors of the Company do not receive cash compensation for their services as members of the Board of Directors but are reimbursed for their reasonable expenses incurred in connection with attending meetings of the Board.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules of the Securities and Exchange Commission (the "Commission") thereunder require the Company's executive officers, directors and greater than 10% stockholders to file reports of ownership and changes in ownership of the Common Stock with the Commission. Based on a review of such reports, the Company has determined that all reports required by Section 16(a) of the Exchange Act to be filed by its executive officers and directors during the last fiscal year were filed on time.

CERTAIN LEGAL PROCEEDINGS

         To the knowledge of management, during the fiscal year ended September 30, 1999, and to the date of this Proxy, no material legal proceeding to which the Company is a party is pending nor is any known to be contemplated, and the Company knows of no legal proceedings pending or threatened, or judgements entered against a director or officer of the Company in his capacity.

EXECUTIVE OFFICERS

         The following sets information with respect to the only executive officer as of the date of this Proxy Statement that is not a director. All officers of the Company serve at the pleasure of the Company's Board of Directors until their successors are elected and qualified. Biographical information for all other executive officers can be found above in the table setting forth the directors and nominees followed by each director's biographical information.

JOSEPH W. LARKIN, AGE 48, was appointed the Company's Vice President Administrations/Operations and as President of Ubrandit ISP, the Company's wholly owned internet service provider, in June of 2000. Immediately before joining the Company Mr. Larkin was a strategic planning and executive development independent consultant. From 1997 to the beginning of 1999 Mr. Larkin was Vice President Planning and Development for Fortune Financial Systems Salt Lake based Marketing Company. Mr. Larkin brings to the Company a extensive business and operations experience serving as an executive for the past 25 years. Before joining the Company, Mr. Larkin served in executive capacities such as Senior Vice President of Strategic Planning & Acquisitions, Vice President of Corporate Development, Vice President of Human Resources, and Vice President of Marketing for companies such as Nothrop Aviation, Freecom, and TSN, Inc., among others. Additionally, Mr. Larkin served as a Principal and President of the Consulting firm, The Hendrix Information Group, which specialized in Strategic Planning in the media industry and whose client list included Bonneville Corporation, American Red Cross, Security Pacific National Bank, Los Angeles County, Utah Department of Education, Bank of A. Levi, The United Way, Kiro Radio & TV, among others. Mr. Larkin has B.A. and M.A. degrees from Brigham Young University and is a Ph.D. candidate at the University of Southern California.

FAMILY RELATIONSHIPS

         No family relationships exists among the directors and executive officers.

                                   PROPOSAL 2

 PROPOSAL TO AMEND THE UBRANDIT.COM, INC. 1999 STOCK OPTION AND INCENNTIVE PLAN

         In July 2000, the Board of Directors approved an amendment to the Company's 1999 Stock Option and Incentive Plan (as amended, the "1999 Stock Plan"), subject to the approval of the Company's stockholders at the Annual Meeting. The following summary of the principal features of the 1999 Stock Plan is qualified by reference to the terms of the 1999 Stock Plan, a copy of which is available without charge upon stockholder request to, Gregory V. Gibson, Ubrandit.com, Inc., 6405 Mira Mesa Boulevard, Suite 100, San Diego, California 92121.

SUMMARY OF AMENDMENT

         The amendment to the 1999 Stock Plan approved by the Board of Directors and submitted for stockholder approval consists of an increase in the number of shares of Common Stock reserved for issuance under the 1999 Stock Plan from 2,500,000 to 4,750,000.

1999 STOCK PLAN

         The 1999 Stock Plan was adopted by the Board of Directors on January 25, 1999 and first approved by the Company's stockholders in March 1999. The purpose of the 1999 Stock Plan is to assist the Company in the recruitment, retention and motivation of employees and of independent contractors who are in a position to make material contributions to the Company's progress. The 1999 Stock Plan offers a significant incentive to the employees and independent contractors of the Company by enabling such individuals to acquire the Common Stock, thereby increasing their proprietary interest in the growth and success of the Company.

         The 1999 Stock Plan provides for the direct award or sale of shares of Common Stock and for the grant of both incentive stock options ("ISO") to purchase Common Stock intended to qualify for preferential tax treatment under
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and nonstatutory stock options ("NSO") to purchase Common Stock that do not qualify for such treatment under the Code. All employees (including officers) of the Company or any subsidiary and any independent contractor who performs services for the Company or a subsidiary are eligible to purchase shares of Common Stock and to receive awards of shares or grants of NSOs. Only employees are eligible to receive grants of ISOs. At September 30, 1999, 11 employees were eligible to be considered for the grant of options under the Stock Plan.

         A total of 4,750,000 shares of Common Stock (including 2,250,000 shares subject to stockholder approval at the Annual Meeting) have been reserved for issuance under the 1999 Stock Plan. If any option granted under the 1999 Stock Plan expires or terminates for any reason without having been exercised in full, then the unpurchased shares subject to that option will once again be available for additional option grants. At July 30, 2000, the options under the Stock Plan to purchase an aggregate of 2,492,500 shares of Common Stock were outstanding, which were exercisable at exercise prices ranging from $.50 to $6.75 per share. Based on the closing price of $3.687 of the Common Stock on July 28, 2000, the market value of the shares underlying options outstanding at July 30, 2000, is approximately $9,189,848. A total of 2,252,500 shares of Common Stock (including 2,250,000 shares subject to stockholder approval at the Annual Meeting) are available for future issuance under the 1999 Stock Plan.

         The Company has not made any determination with respect to future awards under the 1999 Stock Plan, and any allocation of such awards will be made only in accordance with the provisions of the 1999 Stock Plan, including the additional shares of stock that the stockholders are being asked to approve. The Company believes that the granting of options is necessary to attract the highest quality personnel as well as to reward and thereby retain existing key personnel. Moreover, the attraction and retention of such personnel is essential to the continued progress of the Company, which ultimately is in the interests of the Company's stockholders.

         At September 30, 1999, the below-identified persons or groups held options to purchase shares of Common Stock under the 1999 Stock Plan as follows: (i) the Chief Executive Officer and other executive officers named under "Executive Compensation - Summary Compensation Table:" Jeffery Phillips (Chief Executive Officer, President and a director), 400,000 shares; Gregory
V. Gibson (Vice President, Legal, Secretary and a director), 125,000 shares; Roger C. Royce (Chief Operating Officer and Chairman of the Board), 425,000 shares;

(ii) all current executive officers of the Company as a group: 957,500 shares; (iii) all current directors who are not executive officers as a group: 32,500 shares; (iv) each nominee for director (other than the three directors listed in (i) above): David C. Pollei 7,500 shares; Steven K. Radowicz, 25,000 shares; and James W. Truher, 7,500 shares; and (v) all employees of the Company, including all current officers who are not executive officers, as a group: 280,000. During the last completed fiscal year, the Company also granted to certain consultants options and warrants to purchase 291,500 shares of Common Stock. From October 1, 1999, to the date of this Proxy Statement, the Company granted options to purchase the following additional shares of Common Stock: (i) the Chief Executive Officer and other executive officers named under "Executive Compensation - Summary Compensation Table:" Jeffery Phillips (Chief Executive Officer, President and a director), 200,000 shares; Gregory V. Gibson (Vice President, Legal, Secretary and a director), 75,000 shares; Roger C. Royce (Chief Operating Officer and Chairman of the Board), 150,000 shares; (ii) all current executive officers of the Company as a group: 575,000 shares; (iii) all current directors who are not executive officers as a group: 65,000 shares; (iv) each nominee for director (other than the three directors listed in (i) above): David C. Pollei, 150,000 shares; Steven K. Radowicz, 25,000 shares; and James W. Truher, 40,000 shares; and (v) all employees of the Company, including all current officers who are not executive officers, as a group: 246,000. During the current fiscal year, the Company also granted to certain consultants options to purchase 22,500 shares of Common Stock.

         ADMINISTRATION

         The 1999 Stock Plan is administered by the Board of Directors. Subject to the limitations set forth in the 1999 Stock Plan, the Board of Directors has the authority to determine, among other things, to whom options will be granted and shares will be sold, the number of shares, the term during which an option may be exercised and the rate at which the options may be exercised and the shares may vest.

         TERMS OF OPTIONS AND OF SHARES OFFERED FOR SALE

         The maximum term of each option that may be granted under the 1999 Stock Plan is 10 years. Stock options granted under the 1999 Stock Plan must be exercised by the optionee before the earlier of the expiration of such option or the date 90 days after termination of the optionee's employment, except that the period may be extended on certain events including death and termination of employment due to disability.

         The exercise price under each option will be established by the Board of Directors; however, the exercise price of an ISO cannot be lower than the fair market value of the Common Stock on the date of grant and the exercise price of a NSO may not be less than the par value per share of the Common Stock. On July 28, 2000, the closing sale price per share for the Common Stock was $3.687. The exercise price must be paid in full at the time of exercise. Under the 1999 Stock Plan, the exercise price is payable in cash or, in certain circumstances, Common Stock, cancellation of indebtedness or by promissory note.

         The terms of any sale of shares of Common Stock under the 1999 Stock Plan will be set forth in a common stock purchase agreement to be entered into between the Company and each purchaser. The Board of Directors will determine the terms and conditions of such stock purchase agreements, which need not be identical. The purchase price for shares of Common Stock sold under the 1999 Stock Plan may not be less than the par value of such shares. The purchase price may be paid, at the Board of Director's discretion, with a full-recourse promissory note secured by the shares, except that the par value of the shares must be paid in cash. Shares may also be awarded under the Stock Plan in consideration of services rendered before the award, without a cash payment by the recipient.

         Options may have such terms and be exercisable in such manner and at such times as the Board of Directors may determine. Common Stock transferred pursuant to the 1999 Stock Plan (including shares acquired upon the exercise of certain options) may be subject to repurchase by the Company in the event that any applicable vesting conditions are not satisfied. A holder of shares transferred under the 1999 Stock Plan has the same voting, dividend and other rights as the Company's other stockholders.

         AMENDMENT AND TERMINATION

         The 1999 Stock Plan may be amended at any time by the Board of Directors, subject to applicable laws. Unless sooner terminated by the Board of Directors, the 1999 Stock Plan will terminate on January 25, 2009, and, following such date, no further options may be granted or stock sold pursuant to such plan except upon the exercise of options granted before the termination date.

         EFFECT OF CERTAIN CORPORATE EVENTS

         In the event of a subdivision of the outstanding Common Stock or a combination or consolidation of the outstanding Common Stock (by reclassification or otherwise) into a lesser number of shares, a spin-off or a similar occurrence, a declaration of a dividend payable in Common Stock or, if in an amount that has a material effect on the price of the shares, in cash, or in the event of a merger or other reorganization, outstanding options will be subject to the agreement of merger or reorganization the Board of Directors will make adjustments in the number and/or exercise price of options and/or the number of shares available under the 1999 Stock Plan, as appropriate.

  CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF OPTIONS UNDER THE 1999 STOCK PLAN

         Neither the optionee nor the Company will incur any federal tax consequences as a result of the grant of an option. The optionee will have no taxable income upon exercising an ISO (except that the alternative minimum tax may apply), and the Company will receive no deduction when an ISO is exercised. Upon exercising a NSO, the optionee generally must recognize ordinary income equal to the "spread" between the exercise price and the fair market value of Common Stock on the date of exercise; the Company will be entitled to a deduction for the same amount. In the case of an employee, the option spread at the time a NSO is exercised is subject to income tax withholding, but the optionee generally may elect to satisfy the withholding tax obligation by having shares of Common Stock withheld from those purchased under the NSO. The tax treatment of a disposition of option shares acquired under the 1999 Stock Plan depends on how long the shares have been held and on whether such shares were acquired by exercising an ISO or by exercising a NSO. The Company will not be entitled to a deduction in connection with a disposition of option shares, except in the case of a disposition of shares acquired under an ISO before the applicable ISO holding periods have been satisfied.

         The above description of tax consequences is based upon federal tax laws and regulations and does not purport to be a complete description of the federal income tax aspects of the 1999 Stock Plan.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" AMENDMENT OF THE COMPANY'S 1999 STOCK PLAN.

                                   PROPOSAL 3

                      RATIFICATION OF INDEPENDENT AUDITORS


         The Board of Directors has appointed the firm of BDO Seidman, LLP, as the Company's independent auditors for the fiscal year ending September 30, 2000, subject to ratification by the stockholders. The firm of Stark, Tinter & Associates served as the independent auditors of the Company for the last completed fiscal year ended September 30, 1999. Representatives of BDO Seidman, LLP, are expected to be present at the Company's Annual Meeting. They will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

         Ratification will require the affirmative vote of a majority of the shares present and voting at the meeting in person or by proxy. In the event ratification is not provided, the Board of Directors will review its future selection of the Company's independent auditors.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF BDO SEIDMAN, LLP. AS THE COMPANY'S INDEPENDENT AUDITORS.

                                  OTHER MATTERS


         OTHER MATTERS. Management knows of no business that will be presented for consideration at the Annual Meeting other than as stated in the Notice of Meeting. If, however, other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

         PROXY SOLICITATION. The expense of solicitation of proxies will be borne by the Company. In addition to solicitation of proxies by mail, certain officers, directors and Company employees who will receive no additional compensation for their services may solicit proxies by telephone, telegraph or personal interview. The Company is required to request brokers and nominees who hold stock in their name to furnish this proxy material to beneficial owners of the stock and will reimburse such brokers and nominees for their reasonable out-of-pocket expenses in so doing.

                                          By Order of the Board of Directors



                                          Jeffery Phillips
                                          President

August 22, 2000

                                UBRANDIT.COM
                          AUDIT COMMITTEE CHARTER


                                  ARTICLE I
                                   PURPOSE

     The purpose of the Audit Committee (the "Committee") of the Board of Directors of Ubrandit.com, a Nevada corporation (the "Corporation"), is to provide assistance to the Board of Directors in fulfilling their responsibility to stockholders, potential stockholders and the investment community relating to corporate accounting, reporting practices and the quality and integrity of financial reports of the Corporation. In so doing, it is the responsibility of the Committee to establish and maintain free and open communication between the directors, the independent auditors, the internal auditors and the financial management of the Corporation.

                                  ARTICLE II
                             COMMITTEE MEMBERSHIP

    2.1   NUMBER OF COMMITTEE MEMBERS.

     The authorized number of members of the Committee shall be consistent with the requirements of the American Stock Exchange Listing Standards, attached hereto and incorporated by reference as Schedule A-1. The Board of Directors may designate one or more directors as alternate Committee members, who may replace any absent member at any meeting of the Committee.

     2.2   APPOINTMENT AND TERM OF OFFICE OF COMMITTEE MEMBERS.

     Committee members shall be appointed by the Board of Directors to hold office until replaced by a resolution of the Board. Each Committee member, including a member elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until a successor has been elected and qualified, except in the case of the death, resignation or removal of such a member.

     2.3   REMOVAL.

     The entire Committee or any individual Committee member may be removed from office without cause by the affirmative vote of a majority of the Board of Directors of the Corporation.

     2.4   RESIGNATION AND VACANCIES.

     Any Committee member may resign effective upon giving oral or written notice to the Chairman of the Board, the Secretary or the Board of Directors, unless the notice specifies a later time for the effectiveness of such resignation. If the resignation of a Committee member is effective at a future time, the Board of Directors may elect a successor to take office when the resignation becomes effective.

     Vacancies on the Committee may be filled by the Board of Directors.
Each Committee member so elected shall hold office until a successor has been elected and qualified by the Board of Directors, or until his or her death, resignation or removal.

     A vacancy or vacancies in the Committee shall be deemed to exist (i) in the event of the death, resignation or removal of any Committee member, (ii) if the Board of Directors by resolution declares vacant the office of a Committee member who has been declared of unsound mind by an order of court or convicted of a felony, or (iii) if the authorized number of Committee members is increased.

                              ARTICLE III
                           COMMITTEE PROCESS

     3.1   PLACE OF MEETINGS; MEETINGS BY TELEPHONE.

     Regular meetings of the Committee may be held at any place within or outside the State of Nevada that has been designated from time to time by the Chairman of the Committee. In the absence of such a designation, regular meetings shall be held at the principal executive office of the Corporation. Special meetings of the Committee may be held at any place within or outside the State of Nevada that has been designated in the notice of the meeting or, if not stated in the notice or if there is no notice, at the principal executive office of the Corporation.

     Members of the Committee may participate in a meeting through the use of conference telephone or similar communications equipment, so long as all Committee members participating in such meeting can hear one another. Participation in a meeting pursuant to this paragraph constitutes presence in person at such meeting.

     3.2   REGULAR MEETINGS.

     Regular meetings of the Committee may be held without notice if the time and place of such meetings are fixed by resolution of the Board of Directors or by resolution of the Committee.

     3.3   SPECIAL MEETINGS; NOTICE.

     Subject to the provisions of the following paragraph, special meetings of the Committee for any purpose or purposes may be called at any time by the Chairman of the Committee, by the Board of Directors or by two (2) Committee members.

     Notice of the time and place of special meetings shall be delivered personally or by telephone to each director or sent by first-class mail, telegram, charges prepaid, or by facsimile or electronic mail, addressed to each Committee member at that member's address as it is shown on the records of the Corporation. If the notice is mailed, it shall be deposited in the United States mail at least four (4) days before the time of the holding of the meeting. If the notice is delivered personally or by telephone or by facsimile, telegram or electronic mail, it shall be delivered personally or by telephone or by facsimile or to the telegraph company at least forty-eight
(48) hours before the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated either to the Committee member or to a person at the office of the member who the person giving the notice has reason to believe will promptly communicate it to the member. The notice need not specify the purpose of the meeting.

     3.4   QUORUM.

     A majority of the authorized number of Committee members shall constitute a quorum for the transaction of business, except to adjourn as provided in Section 3.6 of this Charter. Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present is the act of the Committee, subject to certain provisions of the Nevada Revised Statutes, the Articles of Incorporation and other applicable law.

     A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of Committee members, if any action taken is approved by at least a majority of the required quorum for such meeting.

     3.5   WAIVER OF NOTICE.

     Notice of a meeting need not be given to any Committee member who signs a waiver of notice or a consent to holding the meeting or an approval of the minutes thereof, whether before or after the meeting, or who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to such member. All such waivers, consents, and approvals shall be filed with the corporate records or made a part of the minutes of the meeting. A waiver of notice need not specify the purpose of any regular or special meeting of the Committee.

     3.6   ADJOURNMENT.

     A majority of the Committee members present, whether or not a quorum is present, may adjourn any meeting to another time and place.

     3.7   NOTICE OF ADJOURNMENT.

     If the meeting is adjourned for more than twenty-four (24) hours, notice of any adjournment to another time and place shall be given prior to the time of the adjourned meeting to the Committee members who were not present at the time of the adjournment.

     3.8   COMMITTEE ACTION BY WRITTEN CONSENT WITHOUT A MEETING.

     Any action required or permitted to be taken by the Committee may be taken without a meeting, if all Committee members individually or collectively consent in writing to such action. Such written consent or consents shall be filed with the minutes of the proceedings of the Committee.
 Such action by written consent shall have the same force and effect as a unanimous vote of the Committee.

                                ARTICLE IV
                            COMMITTEE STRUCTURE

     4.1   CHAIRMAN OF THE COMMITTEE.

     The Chairman of the Committee, if such an officer be elected, shall, if present, preside at meetings of the Committee and exercise and perform such other powers and duties as may from time to time be assigned by the Board of Directors or as may be prescribed by this Charter. The Chairman of the Committee shall be elected by resolution of the Board of Directors. The Chairman of the Committee shall in all cases be an independent director. In the absence or disability of the Chairman of the Committee, the Board of Directors shall appoint an alternative Chairman to preside at the Committee meetings.

     4.2   SECRETARY.

     The Secretary shall keep or cause to be kept, at the principal executive office of the Corporation or such other place as the Board of Directors may direct, a book of minutes of all meetings and actions of the Committee. The minutes shall show the time and place of each meeting, whether regular or special (and, if special, how authorized and the notice given), the names of those present and the proceedings thereof.

     The Secretary shall give, or cause to be given, notice of all meetings of the Committee required to be given by law, this Charter or by the Corporation's Bylaws.

                               ARTICLE V
                         RECORDS AND REPORTS

     5.1   MAINTENANCE AND INSPECTION OF CHARTER.

     The Corporation shall keep at its principal executive office or, if its principal executive office is not in the State of Nevada, at its principal business office in Nevada, the original or a copy of this Charter as amended to date, which shall be open to inspection by the stockholders at all reasonable times during office hours.

     5.2   MINUTES AND REPORTS.

     The Committee shall keep regular minutes of its proceedings, which shall be filed with the Secretary of the Corporation. All action by the Committee shall be reported to the Board of Directors at the next meeting thereof, and, insofar as rights of third parties shall not be affected thereby, shall be subject to revision and alteration by the Board of Directors.

     5.3   MAINTENANCE AND INSPECTION OF MINUTES.

     The records and the minutes of proceedings of the Committee shall be kept at such place or places as are designated by the Board of Directors or, in absence of such designation, at the principal executive office of the Corporation. The minutes shall be kept in written form, and the accounting books and records shall be kept either in written form or in any other form capable of being converted into written form.

                                ARTICLE VI
                             RESPONSIBILITIES

     In carrying out its responsibilities, the Committee believes its policies and procedures should remain flexible, in order best to react to changing conditions and to ensure to the directors and stockholders that the corporate accounting and reporting practices of the Corporation are in accordance with all requirements and are of the highest quality. The Audit Committee shall:

     6.1   DOCUMENTS/REPORTS REVIEW

           (a) Review the annual audited financial statements with management and the independent auditors, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements, and recommend that the audited financial statements be included in the Company's Annual Report on Form 10-K.

           (b) Review with management and the independent auditors the Company's quarterly financial statements.

           (c) Review with management and the independent auditors the significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements and discuss any other matters communicated to the Committee by the independent auditors.

           (d) Prepare the report of the Audit Committee required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

     6.2   ACCOUNTING AND FINANCIAL CONTROLS FRAMEWORK

           (a) Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditors or management.

           (b) Review with the independent auditors any management letter provided by the independent auditors and the Company's responses to that letter.

     6.3   INDEPENDENT AUDITORS

           (a) Recommend to the Board the appointment of the independent auditors, which firm is ultimately accountable to the Audit Committee and the Board.

           (b)  Approve the fees to be paid to the independent auditors.

           (c) Receive disclosures from the independent auditors regarding the auditors' independence required by Independence Standards Board Standard No. 1, discuss such reports with the independent auditors, and, if so determined by the Audit Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the auditors.

           (d) Evaluate together with the Board the performance of the independent auditors and, if so determined by the Audit Committee, recommend that the Board replace the independent auditors.

           (e) Meet with the independent auditors prior to the audit to review the planning and staffing of the audit.

           (f) Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

     6.4   GENERAL AUTHORITY AND RESPONSIBILITIES

           The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

           While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to assure compliance with laws and regulations.

           The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board.

                              ARTICLE VII
                            INDEMNIFICATION

     Every person who was or is a party to, or is threatened to be made a party to, or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or a person of whom he is the legal representative is or was a Committee member of the Corporation shall be indemnified and held harmless to the fullest extent legally permissible under the laws of the State of Nevada from time to time against all expenses, liability and loss, including attorneys' fees, judgments, fines and amounts paid or to be paid in settlement, reasonably incurred or suffered by him in connection therewith. Such right of indemnification shall be a contract right which may be enforced in any manner desired by such person.

     This indemnification is intended to provide at all times the fullest indemnification permitted by the laws of the State of Nevada and the Corporation may purchase and maintain insurance on behalf of any person who is or was a Committee member of the corporation against any liability asserted against such person and incurred in any such capacity or arising out of such status, whether or not the corporation would have the power to indemnify such person.

                                 ARTICLE VIII
                                  AMENDMENTS


     8.1   AMENDMENT BY BOARD OF DIRECTORS.

     This Charter and any provision contained herein may be amended or repealed by the Board of Directors.

     8.2   RECORD OF AMENDMENTS.

     Whenever an amendment or a new Charter is adopted, it shall be copied in the book of minutes with the original Charter. If any provision of this Charter is repealed, the fact of repeal, with the date of the meeting at which the repeal was enacted or written consent was filed, shall be stated in said book.

                           CERTIFICATE OF SECRETARY


     I, the undersigned, do hereby certify:

     1. That I am the duly elected and acting Secretary of Ubrandit.com, a Nevada corporation; and

     2. That the foregoing Audit Committee Charter constitutes the Charter of Ubrandit.com's Audit Committee as duly adopted by the Board of Directors of Ubrandit.com on ____________, 2000.

     IN WITNESS WHEREOF, I have hereunto subscribed my name effective as of ____________, 2000.



                                            ___________________________________
                                            Gregory V. Gibson, Secretary


                                   EXHIBIT A
                                       8

                                 SCHEDULE A-1

                            AMEX LISTING STANDARDS



                                SCHEDULE A-1

                               UBRANDIT.COM, INC.
                               Common Stock Proxy



           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Jeffery Phillips and Gregory V. Gibson as proxies (each with the power to appoint his substitute and with power to act alone) of the undersigned to vote all the shares of Common Stock of Ubrandit.com, Inc. (the "Company"), which the undersigned would be entitled to vote as designated on the reverse side of the Annual Meeting of Stockholders of the Company, to be held on September 26, 2000, and any adjournment thereof.

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTORS LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2 and 3.

         IF YOU FAIL TO PROVIDE AUTHORIZATION AND DIRECTION THIS PROXY WILL BE VOTED IN THE SAME PROPORTION AS SHARES OF COMMON STOCK FOR WHICH THE TRUSTEE DID RECEIVE DIRECTIONS FOR PROPOSALS 1, 2 AND 3.





Ubrandit.com
6405 Mira Mesa Boulevard
Suite 100
San Diego, CA  92121




(Continued, and to be dated and signed, on the other side)



                          PLEASE DETACH PROXY CARD HERE

PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE: [X] IN BLUE OR BLACK INK.

1. To elect six (6) Directors to serve as such until the next Annual Meeting of Stockholders and until their successors are elected and qualified


For all nominees                   WITHHOLD AUTHORITY
listed below       [ ]             for all nominees listed      [ ]

Nominees: Jeffery Phillips, Roger C. Royce, David Pollei, Gregory V. Gibson, Steven K. Radowicz and James W. Truher (INSTRUCTIONS: To withhold authority to vote for any individual, write that Nominee's name on the line below).

--------------------------------------------------------------------------------


2.  To consider and vote on a proposal            FOR       AGAINST      ABSTAIN
to amend the Company's 1999 Stock Option          [ ]         [ ]          [ ]
and Incentive Plan, as amended (the "Plan"), to increase the number of shares of the Company's common stock, par value $.001 per share (the "Common Stock"), reserved for issuance under the Plan from 2,500,000 shares to 4,750,000 shares


                                                  FOR       AGAINST      ABSTAIN
3.  To ratify the appointment of                  [ ]         [ ]          [ ]
BDO Seidman, LLP, as the Company's
independent auditors

4. In their discretion the proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as name (s) appear on this proxy. If signing for estates, trusts or corporations, your title and capacity should be stated. If shares are held jointly, each holder should sign.



___________________________________            Dated:  ______________________
         Signature


___________________________________
    Signature if held jointly

PLEASE MAKE, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                               Please detach here
                 Your Must Detach This Portion of the Proxy Card
                  Before Returning It in the Enclosed Envelope